SUPPLEMENT
                                      DATED
                                 MARCH 30, 2005

                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                     OF THE

                     USAA LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                                       and
                               SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY



>> Effective May 1, 2005 the FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO, INITIAL CLASS will no longer be offered or available as an investment option in USAA Life Insurance Company's variable annuity and variable universal life insurance products. As of May 1, 2005, no additional allocations to this fund will be accepted.

      If you have instructions in place to allocate funds to this Variable Fund Account (for example, premium allocations, dollar cost averaging allocations, or automatic asset rebalancing allocations) and you do not provide new allocation instructions before May 1, 2005, we will automatically reallocate any funds designated for this Variable Fund Account as follows:

            1. If this Variable Fund Account is allocated to receive 100% of the funds, we will credit the funds to the Vanguard Money Market Portfolio Variable Fund Account.

            2. If this Variable Fund Account is allocated to receive less than 100% of the funds, we will credit the funds
                  proportionally   to  the  remaining  Fund  Accounts  you  have
                  selected.


      Please retain this Supplement for future reference.